UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	January 16, 2019

Commission File Number	Registrant, State of Incorporation, Address And Telephone Number	I.R.S. Employer Identification No.

1-3526	The Southern Company (A Delaware Corporation) 30 Ivan Allen Jr. Boulevard, N.W. Atlanta, Georgia 30308 (404) 506-5000	58-0690070

The name and address of the registrant have not changed since the last report.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01.     Regulation FD Disclosure
On January 16, 2019, The Southern Company (the “Company”) issued a press release announcing that it has commenced cash tender offers (each, a “Tender Offer” and, collectively, the “Tender Offers”) for any and all of the (i) $1,000,000,000 aggregate principal amount outstanding of its 1.85% Senior Notes due July 1, 2019 (the “1.85% Notes”), (ii) $350,000,000 aggregate principal amount outstanding of its Series 2014B 2.15% Senior Notes due September 1, 2019 (the “2.15% Notes” and, together with the 1.85% Notes, the “Fixed Rate Notes”), and (iii) $750,000,000 aggregate principal amount outstanding of its Series 2018A Floating Rate Senior Notes due February 14, 2020 (the “Floating Rate Notes” and, together with the Fixed Rate Notes, the “Notes”). The complete terms and conditions of the Tender Offers are set forth in an offer to purchase and related notice of guaranteed delivery (collectively, the “Tender Offer Documents”) that will be sent to registered holders of the Notes and be posted online at www.gbsc-usa.com/southern/. Each Tender Offer will expire at 5:00 p.m., Eastern time, on January 23, 2019 (such date and time, as it may be extended, the “Expiration Date”), unless earlier terminated.
The applicable consideration for each $1,000 principal amount of each series of Fixed Rate Notes validly tendered and accepted for purchase pursuant to the Tender Offers will be determined in the manner described in the press release furnished as Exhibit 99.1 hereto and the Tender Offer Documents, by reference to a specified fixed spread for such series of the Fixed Rate Notes plus the applicable yield based on the bid-side price of a specified U.S. Treasury Reference Security for such series of the Fixed Rate Notes at 11:00 a.m., Eastern time, on January 23, 2019, unless extended. The consideration for each $1,000 principal amount of the Floating Rate Notes validly tendered and accepted for purchase pursuant to the Tender Offers will be $1,000.

Holders whose Notes are validly tendered and accepted for purchase will also receive accrued and unpaid interest on their Notes from the last interest payment date for such Notes up to, but excluding, the date the Company initially makes payment for such Notes, which date is anticipated to be January 24, 2019 (the “Settlement Date”). Notes tendered by notice of guaranteed delivery and accepted for purchase will be purchased on the third business day after the Expiration Date but payment of accrued interest on such Notes will only be made to, but not including, the Settlement Date.
A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.
The information included in this Current Report on Form 8-K under this Item 7.01 (including Exhibit 99.1) shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing made by the Company under the Exchange Act or the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.
Item 9.01.    Financial Statements and Exhibits.
(d) Exhibits.

99.1	Tender Offer Press Release of The Southern Company, dated January 16, 2019

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 16, 2019	THE SOUTHERN COMPANY

	By	/s/Melissa K. Caen
Melissa K. Caen Assistant Secretary

4